SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                           FORM 8-K/A

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                 Date of Report - June 30, 1997

                        SUN BANCORP, INC.
      (Exact name of registrant as specified in its charter)



      Pennsylvania                 000-01745        23-2233584
--------------------------     ----------------    -------------
State or other jurisdiction    (Commission File    (IRS Employer
    of incorporation)              Number          Identification
                                                       Number)

       2-16 South Market Street
         Post Office Box 57
      Selinsgrove, Pennsylvania                        17870
----------------------------------------          ---------------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number including area code:(717) 374-1131
                                                  ---------------


                                N/A
-----------------------------------------------------------------
(Former name or former address, if changed since last report)




             Page 1 of 9 Sequentially Numbered Pages
               Index to Exhibits Found on Page 4

     Sun Bancorp, Inc. (the "Registrant") hereby files this Amendment No.1 to the Registrant's Current Report on Form 8-K, dated June 30, 1997, and filed with the Commission on July 3, 1997, to submit the pro forma financial information required to be set forth in Item 7 (b), which information is attached hereto at Exhibit 99.2.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------
          (b) The pro forma financial information required to be set forth herein is attached hereto at Exhibit
               99.2 and incorporated herein by reference.

          (c)  Exhibits:

               2     Agreement and Plan of Reorganization dated
                     November 6, 1996, among Registrant, Sun
                     Bank, F.N.B. Corporation and Bucktail Bank and Trust Company.*

               23.2  Consent of Ernst & Young LLP, Independent
                     Auditors.*

               99.1  Press Release, of Registrant, dated June 30,
                     1997,re:  Acquisition of Bucktail Bank and
                     Trust Company.*

               99.2  Audited Financial Statements of Bucktail
                     Bank and Trust Company, including Report of
                     Independent Auditors for the year ended
                     December 31, 1996.*

               99.3  Pro forma financial information.
_____________

* Previously Filed.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SUN BANCORP, INC.
                               (Registrant)


Dated:   September 11, 1997    /s/ Fred W. Kelly, Jr.
                              ----------------------------------
                              Fred W. Kelly, Jr., President and
                              Chief Executive Officer
                              (Principal Executive Officer)


                              /s/ Jeffrey E. Hoyt
                              -----------------------------------
                              Jeffrey E. Hoyt, Secretary

                           EXHIBIT INDEX
                           -------------


                                                   Page Number
                                                   in Manually
Exhibit                                          Signed Original
-------                                          ---------------

  2       Agreement and Plan of Reorganization
          dated November 6, 1996, among Registrant,
          Sun Bank, F.N.B. Corporation and Bucktail
          Bank and Trust Company.*

  23.2    Consent of Ernst & Young LLP,
          Independent Auditors.*

  99.1    Press Release, dated June 30, 1997,
          of Registrant re:  Acquisition of Bucktail
          Bank and Trust Company.*

  99.2    Audited Financial Statements of Bucktail
          Bank and Trust Company, including Report of Independent Auditors, for the year ended
          December 31, 1996.*

  99.3    Pro forma financial information.                   6
_______________________________

*    Previously Filed.